EXHIBIT 10.1

                              SETTLEMENT AGREEMENT

      This Settlement Agreement (the "Agreement") is entered into this ____ day of July, 2004, by and among Penson Financial Services, Inc., a North Carolina corporation, with an address at 1700 Pacific Avenue, Suite 1400, Dallas, TX 75021 ("Penson"), Penson Worldwide, Inc., a Delaware corporation, with an address at 1700 Pacific Avenue, Suite 1400, Dallas, TX 75021 ("PWI"), Integrated Trading Solutions, Inc., a Delaware corporation and an affiliate of Penson, with an address at 1700 Pacific Avenue, Suite 1400, Dallas, TX 75021 (" Integrated"), A.B. Watley Group, Inc., a Delaware corporation, with an address of 40 Wall Street, New York, NY 10005 (the "Company"), A.B. Watley, Inc., a New York corporation and the Company's wholly owned subsidiary, with an address of 40 Wall Street, New York, NY 10005 (the "Sub"), A.B. Watley Direct, Inc., a New York corporation and the Company's wholly owned subsidiary, with an address at 40 Wall Street, New York, NY 10005 (f/k/a Integrated Clearing Solutions, Inc.) ("Direct"), and Gottbetter and Partners LLP with an address at 488 Madison Avenue, New York, NY 10022 ("Escrow Agent"), for mutual consideration and the purposes expressed herein. (Penson, PWI, Integrated, the Company, the Sub, Direct and Escrow Agent are referred to herein severally as a "Party", or collectively as the "Parties").

                                    PREAMBLE

      WHEREAS, Direct entered into a Fully Disclosed Clearing Agreement dated July 15, 2002 with Penson (the "2002 Clearing Agreement").

      WHEREAS, the Company issued PWI a Common Stock Purchase Warrant entitling Penson to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $.918 (the "$.918 Warrant"), which $.918 Warrant is subject to that certain Registration Rights Agreement dated March 27, 2002, by and between the Company and Penson (the "Initial Registration Rights Agreement").

      WHEREAS, the Company entered in (i) a Security Agreement dated March 27, 2002 with Penson, among others (the "Security Agreement"), and (ii) a General Security Agreement dated March 27, 2002 with Penson, among others (the "General Security Agreement").

      WHEREAS, PWI is the owner of 70 shares of the Company's Series A Convertible Preferred Stock which it acquired from SDS Merchant Fund, L.P. (the "Series A Stock") pursuant to that certain Assignment dated April 30, 2002.

      WHEREAS, as of the date of this Agreement, the Series A Stock is valued at Seven Hundred Fifty One Thousand Seventy Eight Dollars ($751,078), including interest and dividends.

      WHEREAS, pursuant to that certain Asset Purchase Agreement dated July 31, 2002 among Integrated, the Company and Sub (i) the Company, the Sub and Integrated entered into a Software License Agreement dated July 31, 2002 (the "Software License Agreement"), and (ii) the Company's trademarks more fully described on Schedule A attached hereto were assigned and transferred to Integrated (the "Intellectual Property").

      WHEREAS, the Company issued an amended and restated promissory note dated July 31, 2002 to Penson in the principal amount of $2,150,994 (the "$2,150,994 Note").

      WHEREAS, the Company, the Sub and/or Direct are parties to other agreements with Penson and/or Integrated not discussed herein.

      NOW, THEREFORE, in consideration of the premises, and of the promises, covenants and conditions contained herein, the Parties intending to be legally bound, hereby agree as follows:

      SECTION 1. TERMS OF SETTLEMENT.

      (i) Amendment to Software License Agreement. The Parties hereto that are also parties to the Software License Agreement agree to hereby amend the Software License Agreement by adding Direct as a party thereto, provided, however, that Direct shall have no more rights or obligations than the Sub has thereunder;

      (ii) Vendor of Record of Ultimate Trader and Watley Trader. Penson agrees to cause an affiliate to act as vendor of record (the "Vendor") (with respect to exchange source data) in connection with data currently provided by Integrated with respect to the Omni Pro and Omni Retail software provided by Integrated. The Company shall contribute $200 per month towards the costs associated with a Penson affiliate's acting as Vendor (the "Company Contribution"). The Company Contribution shall be delivered to Penson on the 1st day of every month at its address first written above, which obligation shall not commence until the 1st day of the month following the satisfaction of the Post-Closing Condition (defined herein).

      (iii) Transfer and Assignment of the Intellectual Property. Integrated shall transfer and assign the Intellectual Property to the Company. All expenses associated with such transfers and assignments shall be bourn by the Company.

      (iv) Exchange of Series A Preferred for Warrants/Additional Warrant. The Company agrees to provide to PWI a warrant representing 682,798 shares of the Company's common stock in the form attached hereto as Exhibit 1-A, in exchange for PWI's Series A Stock. The Company agrees to provide to PWI a new warrant representing 1,000,000 shares of the Company's common stock in the form attached hereto as Exhibit 1-B.

      (v) Amendment to $.918 Warrant. The Company shall issue PWI an amended and restated $.918 Warrant in the form attached hereto as Exhibit 2.


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

      (vi) Registration Rights Agreement. The Company shall execute the Amended and Restated Registration Rights Agreement in the form attached hereto as
Exhibit 3;

      (vii) Amendment to the 2002 Clearing Agreement. Direct and Penson shall enter into an amendment to the 2002 Clearing Agreement in the form attached hereto as Exhibit 4.

      (viii) Guaranty. The Company shall execute the Guaranty in the form attached hereto as Exhibit 5.

      (ix) Mutual Releases.

            (a) Except with regard to the provisions of this Agreement, each of the Parties (other than the Escrow Agent) hereby fully and forever release, acquit, and discharge the others together with their respective partners, employees, agents, parents, subsidiaries, affiliates or other representatives, heirs, executors, successors and assigns, as the case may be, of and from any and all claims, causes of action, demands, rights, liabilities, charges, obligations, costs, expenses, and attorney's fees of every kind, nature and description, whether legal or equitable, liquidated or unliquidated, known or unknown, which such Parties now have, ever had, now have or hereafter can, shall or may have for, upon, or by reason of their dealings with each other with respect solely to the Security Agreement, the General Security Agreement, the Series A Stock and the $2,150,994 Note (collectively, the "Released Documents").

            (b) Except to enforce the terms of this Agreement, each of the Parties (other than the Escrow Agent) agree not to initiate or voluntarily participate in any legal action, charge or complaint against the others that arises solely in connection with the Released Documents (it being understood and agreed that any action, charge or complaint that relates to matters other than or in addition to the Released Documents shall not be affected by the terms of this sentence). If any such Party voluntarily participates in any such action, charge, or complaint, the others shall be entitled to recover their attorney's fees incurred in defending such action, charge or complaint.

      SECTION 2. CLOSING. The closing of the transactions contemplated hereunder (the "Closing") shall take place by courier of the Closing Materials (defined herein) delivered to the Escrow Agent at its address noted above, on such date and time as the Parties (other than the Escrow Agent) may mutually agree upon (the "Closing Date"), but in no event shall the Closing be later than five (5) business days from the date of this Agreement, unless such Parties mutually agree to extend the closing deadline to a later date.

      SECTION 3. OBLIGATIONS OF THE COMPANY AT CLOSING. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, at Closing, the Company shall deliver to the Escrow Agent, for the benefit of Penson:

      (i) executed Common Stock Purchase Warrants in the forms attached hereto as Exhibit 1-A and Exhibit 1-B;


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

      (ii) an executed Amended and Restated Common Stock Purchase Warrant in the form attached hereto as Exhibit 2;

      (iii) an executed Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit 3;

      (iv) an executed Fully Disclosed Clearing Agreement Amendment in the form attached hereto as Exhibit 4;

      (v) an executed Guaranty in the form attached hereto as Exhibit 5;

      (vi) the executed Warrant Agreement dated June 3, 2004 by and between the Company and SDS Merchant Fund, L.P., DMG Legacy International LTD., DMG Legacy Institutional Fund LLC, and DMG Legacy Fund LLC, and its related closing materials; and

      (vii) the executed Warrant Agreement dated June 16, 2004 by and between the Company and Rivera Enid Limited Partnership and Alan W. Steinberg Limited Partnership, and its related closing materials;

      (The items to be delivered pursuant to Section 3 (i) through (vii) above are referred to herein as the "Company Closing Materials").

      SECTION 4. OBLIGATIONS OF PENSON AT CLOSING. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, at Closing, Penson shall deliver to the Escrow Agent, for the benefit of Company:

      (i) the original Series A Stock certificate(s) in negotiable form, duly endorsed in blank, or with stock transfer powers attached thereto;

      (ii) the original $.918 Warrant;

      (iii) the original $2,150,994 Note;

      (iv) releases to all financing statements filed by the Penson against the Company, to be prepared and filed by the Company at its own expense;

      (v) an Assignment of Trademarks in the form attached hereto as Exhibit 6, to be filed by the Company at its own expense;

      All securities transferred hereunder shall be transferred with good title, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind. Penson and PWI may also deliver, in lieu of items (i)-(iii) above in the event any of such items are not promptly located, a form of lost certificate statement in a form reasonably acceptable to the Company.


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

      (The items to be delivered pursuant to Section 4 (i) through (v) above are referred to herein as the "Penson Closing Materials").

      SECTION 5. POST CLOSING CONDITIONS. The obligation of the Escrow Agent to deliver the Company Closing Materials and the Penson Closing Materials (collectively, the "Closing Materials") to their respective recipients is subject to the following condition (the "Post-Closing Condition"): the Company shall delivery to the Escrow Agent, for the benefit of Penson, two executed definitive agreements (the "Definitive Agreements"), each by and between the Company and each of Kentan Ltd. and Yanzu Inc., pursuant to which the Company shall sell 2,500,000 shares of its common stock at $.40 per share, or an aggregate amount for both Definitive Agreements of $2,000,000 (the "Financing"). The Definitive Agreements shall be in form and substance satisfactory to Penson. The Parties understand that the Financing is contingent upon the occurrence of the Closing.

      SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE SUB AND DIRECT. In order to induce Penson, PWI and Integrated to enter into this Agreement, each of the Company, the Sub and Direct, hereby represent and warrant to such Parties as follows:

      (i) The Company, the Sub and Direct have the full power and authority to enter into this Agreement and to otherwise carry out their obligations hereunder. The execution and delivery of this Agreement by each of the Company, the Sub and Direct has been duly authorized by all necessary action on the part of the Company, the Sub and Direct. This Agreement executed by the Company, the Sub and Direct has been or will be duly executed by them, and when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligations of the Company, the Sub, and Direct enforceable against each in accordance with its terms.

      (ii) The execution, delivery and performance of this Agreement by the Company, the Sub and Direct does not and will not (i) be subject to obtaining any of the consents referred to in Section 6(iii), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Company, the Sub and Direct are a party, or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any of the Company, the Sub and Direct are subject.

      (iii) The Company, the Sub and Direct are not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity prior to the execution, delivery and performance by the Company, the Sub and Direct of this Agreement.

      SECTION 7. REPRESENTATIONS AND WARRANTIES OF PENSON, PWI AND INTEGRATED. In order to induce the Company, the Sub and Direct to enter into this Agreement, Penson, PWI and Integrated hereby represent and warrant to the Company, the Sub and Direct as follows:


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

      (i) Penson, PWI and Integrated have the full power and authority to enter into this Agreement and to otherwise carry out their obligations hereunder. The execution and delivery of this Agreement by each of Penson, PWI and Integrated has been duly authorized by all necessary action on the part of Penson, PWI and Integrated. This Agreement executed by Penson, PWI and Integrated has been or will be duly executed by them and when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligations of Penson, PWI and Integrated enforceable against each in accordance with its terms.

      (ii) The execution, delivery and performance of this Agreement by Penson, PWI and Integrated does not and will not (i) be subject to obtaining any of the consents referred to in Section 7(iii), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Penson, PWI and Integrated is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Penson, PWI and Integrated are subject.

      (iii) Penson, PWI and Integrated are not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity prior to the execution, delivery and performance by Penson, PWI and Integrated of this Agreement.

      SECTION 8. TERMS OF ESCROW. The Parties (other than the Escrow Agent) hereby appoint the Escrow Agent to act as "Escrow Agent" under this Agreement and the Escrow Agent accepts such appointment and agrees to be bound by the provisions of this Agreement applicable to it. At Closing, Escrow Agent shall retain the Closing Materials in its escrow account. The obligation of the Escrow Agent to deliver the Closing Materials to their respective recipients is subject to the fulfillment of the Post-Closing Condition.

      SECTION 9. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

      (i) The Parties hereto agree that the duties and obligations of Escrow Agent are only such as are herein specifically provided and no other. Escrow Agent's duty is to manage the distribution of the Closing Materials in accordance with the terms of this Agreement only, and Escrow Agent shall incur no liability whatsoever, except as a result of its willful misconduct or gross negligence.

      (ii) Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Parties (other than the Escrow Agent) are parties, whether or not it has knowledge thereof, and Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by such Parties, or any other party thereto. Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement which would affect Escrow Agent's obligations hereunder, unless the same shall be in writing and signed jointly by the Parties hereto.


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

      (iii) If Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall be directed otherwise in writing by all of the Parties hereto or by a final judgment of a court of competent jurisdiction.

      (iv) Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

      (v) Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the distribution of the Closing Materials.

      (vi) If Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Closing Materials, it may do so by delivering the same to any other escrow agent agreeable to all of the Parties and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Parties of its desire to so relinquish custody of the Closing Materials, then the Escrow Agent may do so by delivering the Closing Materials to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Parties equally. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Closing Materials.

      (vii) This Agreement shall not disqualify Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Closing Materials.

      (viii) Escrow Agent represents that it is presently acting as counsel to the Company. The Parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason other than to the extent the Escrow Agent breaches the terms of this Agreement.

      (ix) Upon the full performance of this Agreement, Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

      SECTION 10. ESCROW AGENT INDEMNIFICATION.

      (i) The Parties hereby agree to, jointly and severally, indemnify and hold Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by Escrow Agent, arising out of or in connection with its acceptance of appointment as Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but


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

not limited to, all reasonable legal costs and expenses of Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that result from its willful misconduct or gross negligence.

      (ii) In the event of any legal action between the Parties to enforce any of its terms, the legal fees of the prevailing Party(ies) shall be paid by the Party(ies) that did not prevail.

      SECTION 11. TERMINATION.

      (i) Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the Parties, provided that such consent to terminate is in writing and is signed by each of the Parties.

      (ii) Termination by Operation of Law. This Agreement may be terminated by any party hereto if there shall be any statute, rule or regulation that renders consummation of the transactions contemplated herein illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and non-appealable.

      (iii) Termination for Failure to Perform Conditions. This Agreement may be terminated prior to the Closing Date:

            (A) by the Company, the Sub or Direct, if: (i) any of the representations and warranties made in this Agreement by Penson, PWI or Integrated shall not be true and correct, when made or at any time prior to consummation of the transactions contemplated herein as if made at and as of such time; (ii) Penson, PWI or Integrated shall have failed to observe or perform any of its obligations under this Agreement; or (iii) as otherwise set forth herein; or

            (B) by Penson, PWI or Integrated, if: (i) any of the representations and warranties made in this Agreement by the Company, the Sub or Direct shall not be true and correct, when made or at any time prior to consummation of the transactions contemplated herein as if made at and as of such time; (ii) the Company, the Sub or Direct shall have failed to observe or perform any of its obligations under this Agreement; or (iii) as otherwise set forth herein.

      (iv) Termination for Failure to Perform the Post-Closing Condition. This Agreement may be terminated by any Party if the Post-Closing Condition has not been satisfied on or before 30 days of the date of this Agreement.

      (v) Effect of Termination or Default; Remedies. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Party, provided that such Party is a Non-Defaulting Party (as defined below). The foregoing


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

shall not relieve any Party from liability for damages actually incurred as a result of such Party's breach of any term or provision of this Agreement. In the event that any Party shall fail or refuse to consummate the transactions contemplated herein or if any default under or beach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the transactions contemplated herein, then in addition to the other remedies provided herein and by law, the non defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party. The Non- Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

      In the event this Agreement is terminated pursuant to this Section 11, the Escrow Agent shall deliver any and all items then held in escrow back to the respective depositing Party(ies).

      SECTION 12. INDEMNIFICATION.

      (i) Obligation of the Company, the Sub and Direct to Indemnify. The Company, the Sub and Direct agree to jointly and severally indemnify, defend and hold harmless Penson, PWI and/or Integrated (and their respective directors, officers, employees, affiliates, stockholders, debenture holders, agents, attorneys, successors and assigns) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' and consultants' fees and disbursements) (collectively, "Losses") based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Company, the Sub or Direct contained in this Agreement or in the Exhibits hereto or (ii) breach by the Company, the Sub or Direct of any covenant or agreement contained in this Agreement.

      (ii) Obligation of Penson, PWI and Integrated to Indemnify. Penson, PWI and Integrated agree to jointly and severally indemnify, defend and hold harmless the Company, the Sub and/or Direct (and their respective directors, officers, employees, affiliates, stockholders, agents, attorneys, successors and assigns) from and against any Losses based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of Penson, PWI or Integrated contained in this Agreement or in the Exhibits hereto or (ii) breach by Penson, PWI or Integrated of any covenant or agreement contained in this Agreement.

      (iii) Notice and Opportunity to Defend. (a) Promptly after receipt by any Party entitled to indemnity under this Agreement (an "Indemnitee") of notice of any demand, claim or circumstances which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to any other party (or parties) who is or may be obligated to provide indemnification pursuant to Section 12 (i) or 12 (ii) (the "Indemnifying Party"). The Claims


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Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

      The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending or compromising such Asserted Liability, all amounts required to be paid in connection with any such Asserted Liability pursuant to the determination of any court, governmental or regulatory body or arbitrator, and amounts required to be paid in connection with any compromise or settlement consented to by the Indemnitee, shall be borne by the Indemnifying Party. Except as otherwise provided in the immediately preceding sentence, the Indemnitee may not settle or compromise any claim over the objection of the Indemnifying Party. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in (but the Indemnitee may not control) the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

      SECTION 13. MISCELLANEOUS.

      (i) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, then such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement.

      (ii) This Agreement may be executed in separate counterparts, each of which is deemed to be an original hereof, and all of which taken together shall constitute one and the same agreement.

      (iii) Descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

      (iv) The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the state of Texas. This Agreement shall be enforced in accordance with, and all questions regarding the construction, validity, interpretation and purpose of this Agreement shall be governed by, the internal laws of the state of Texas, without giving effect to provisions thereof regarding conflict of laws. Any action to enforce the terms of this Agreement shall be brought exclusively in the state


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and/or federal courts situate in the county and state of Texas. Service of process in any action by either party to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at the address set forth in this Agreement.

      (v) Notices. Any notice provided for in this Agreement must be in writing and must be either (a) hand delivered, (b) mailed by registered or certified first class mail, postage prepaid with return receipt requested, (c) sent by reputable overnight courier service for next business morning delivery, or (d) sent by telecopy to the recipient at the address/telecopy number below indicated:

                           If to the Company, Sub or Direct:

                                  A.B. Watley Group Inc.
                                  40 Wall Street
                                  New York, New York 10005
                                  Attention: President
                                  Facsimile:_(212) 422-1625

                           with a copy to:

                                  Gottbetter & Partners, LLP
                                  488 Madison Avenue
                                  New York, New York 10022
                                  Attention: Adam S. Gottbetter, Esq.
                                  Facsimile: (212) 400-6901

                           If to Penson, PWI or Integrated:

                                  1700 Pacific Avenue, Suite 1400
                                  Dallas, TX 75021
                                  Attention: President
                                  Facsimile: (214) 765-1164

                           If to Escrow Agent:

                                  Gottbetter & Partners, LLP
                                  488 Madison Avenue
                                  New York, New York 10022
                                    Attention: Adam S. Gottbetter, Esq.
                                  Facsimile: (212) 400-6900

      or such other address/telecopy number or to the attention of such other person as the recipient Party shall have specified by prior written notice to the sending Party.

      Any notice under this Agreement shall be deemed to have been given (i) on the date such notice is hand delivered, (ii) three (3) days after the date of


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mailing if mailed by certified or registered mail, (iii) on the business day next following the day notice is sent via overnight courier service, or (iv) as of the beginning of the next day if such notice is sent by telecopy.

      (vi) This Agreement embodies the complete agreement and understanding between the Parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements and/or representations by or between the Parties, written or oral, related to the subject matter hereof in any way.

      (vii) No waiver of any of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, whether of similar or different nature, unless expressly so stated in writing.

      (viii) Each Party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other Party in order to carry out the provisions and purposes of this Agreement.

      (ix) Notwithstanding any rule of law or custom to the contrary, neither this Agreement nor any other agreement or document collateral to or otherwise relating to this Agreement shall be interpreted or construed against any party merely by reason of the fact that such agreement or document was prepared by or at the direction of such Party or that such Party caused this Agreement to be drafted.

      (x) Notwithstanding anything to the contrary contained in any warrant or warrant agreement executed by the Company in favor of PWI (the "PWI Warrants") that is referenced in this Agreement, in the event for any or no reason shares of the Company's common stock to which the holders of the warrants referred to in Section 3 (vi) and (vii) above may be entitled under the terms of such warrants are transferred to a third party other than the original holder(s) thereof (a "Third Party Warrant Transfer"), any restriction in Section 1 of the PWI Warrants that restricts PWI from vesting or receiving shares of the Company's common stock under the terms of the PWI Warrants shall lapse no later than the date such Third Party Warrant Transfer occurs.

      SECTION 14. REQUEST FOR CONFIDENTIALITY/OTHER. If the Company shall file the 2002 Clearing Agreement as an exhibit to any Securities and Exchange Commission filing, whether as part of a registration statement of otherwise, the Company shall request from the Securities and Exchange Commission confidentiality treatment with respect to such 2002 Clearing Agreement. The Company, Direct and Sub acknowledge that they are jointly and severally obligated to promptly pay Penson an amount equal to $9,000 (with respect to an amount actually charged to Penson or its affiliates by the NYSE with respect to data usage) and $20,277.92 (with respect to an invoice the Company received from AT&T prior to the date hereof with respect to the DCS MCN; Integrated will be responsible for the $10,000 balance of such bill).

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

A.B. WATLEY GROUP INC.

By: /s/ Robert Malin
    --------------------------------------
    Name:  Robert Malin
    Title: Vice-Chairman

A.B. WATLEY, INC.

By: /s/ Robert Malin
    --------------------------------------
    Name:  Robert Malin
    Title: President

A.B. WATLEY DIRECT, INC.

By: /s/ Robert Malin
    --------------------------------------
    Name:  Robert Malin
    Title: EVP

PENSON FINANCIAL SERVICES, INC.

By: /s/ Philip A. Pendergraft
    --------------------------------------
    Name:  Philip A. Pendergraft
    Title: EVP

PENSON WORLDWIDE, INC.

By: /s/ Philip A. Pendergraft
    --------------------------------------
    Name:  Philip A. Pendergraft
    Title: EVP/COO

INTEGRATED TRADING SOLUTIONS, INC.

By: /s/ Philip A. Pendergraft
    --------------------------------------
    Name:  Philip A. Pendergraft
    Title: EVP

GOTTBETTER AND PARTNERS, LLP

By: /s/ Adam Gottbetter
    --------------------------------------
    Name:  Adam Gottbetter
    Title: Managing Member

                                   SCHEDULE A


                               Trademark Ownership

                                 Ultimate Trader
                             Serial Number 75345364
                           Registration Number 2229727

                                   EXHIBIT 1-A

                          COMMON STOCK PURCHASE WARRANT

                                   EXHIBIT 1-B

                          COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT 2

               AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT 3

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT 4

                  FULLY DISCLOSED CLEARING AGREEMENT AMENDMENT

                                    EXHIBIT 5

                                    GUARANTY

                                    EXHIBIT 6


                            ASSIGNMENT OF TRADEMARKS